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                                                                     EXHIBIT 1.1

                                                                  DRAFT: 6-11-96

                                1,250,000 Shares

                            COLE NATIONAL CORPORATION
                            (a Delaware corporation)

                              Class A Common Stock
                           (Par Value $.001 Per Share)



                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                   June __, 1996


McDONALD & COMPANY SECURITIES, INC.
SMITH BARNEY INC.
    as Representatives of the Several Underwriters
c/o     McDonald & Company Securities, Inc.
        McDonald Investment Center
        Cleveland, Ohio 44114

Ladies and Gentlemen:

         Cole National Corporation, a Delaware corporation (the "Company") confirms its agreement with McDonald & Company Securities, Inc., Smith Barney Inc. ("Smith Barney") and each of the other underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom McDonald and Smith Barney are acting as representatives (in such capacity, McDonald and Smith Barney shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Company of 1,250,000 shares of Class A Common Stock, par value $.001 per share (the "Common Stock"), of the Company, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock set forth in said Schedule A, aggregating 1,250,000 shares of Common Stock, and with respect to the grant by the Company of the option described in Section 2(b) hereof to purchase all or any part of 187,500 shares of Common Stock, par value $.001 per share, solely to cover over-allotments, in each case except as may otherwise be provided in the Pricing Agreement, as hereinafter defined. The aforesaid 1,250,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 187,500 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are collectively hereinafter called the "Securities."

                  Prior to the purchase and public offering of the Securities by the Underwriters and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement


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substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The
Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Underwriting Agreement (this "Agreement"), as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-_______) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including the documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the 1933 Act and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Underwriters by the Company in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised Prospectus from and after the time it is first provided to the Underwriters for such use. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the 1933 Act.

                  The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deems advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered.

                  SECTION 1. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                           (i)      The Company has been subject to the
requirements of Section 12 or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") for a period of at least 12 months prior

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to the initial filing of the Registration Statement and has filed all the material required to be filed pursuant to Section 13, 14 or 15(d) of the 1934 Act for a period of at least 12 calendar months immediately preceding the initial filing of the Registration Statement and through and including the Representation Date in a timely manner and otherwise satisfies all applicable requirements for the use of Form S-3 under the 1933 Act in connection with the transactions contemplated hereby and by the Registration Statement.

                           (ii)     The documents incorporated by reference in
the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and none of such documents contained at the date of such filing an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (iii)    At the time the Registration Statement
becomes effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Time referred to in Section 2, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus.

                            (iv)    The accountants who certified the financial
statements and supporting schedules included or incorporated by reference in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                             (v)    The financial statements included or
incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries, as at the dates indicated and the

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results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

                            (vi)    Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                           (vii)    The Company has been duly incorporated and
is validly existing as a corporation in good standing under the laws of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (viii)    Each subsidiary of the Company has been duly
incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through one or more direct or

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indirect subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

                            (ix)    The Company has the authorized, issued and
outstanding capitalization set forth in the Prospectus; except as otherwise set forth in the Registration Statement, the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the shares of Common Stock to be issued and sold by the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company in the manner contemplated by this Agreement, will be validly issued and fully paid and non-assessable; the issuance of shares of Common Stock contemplated by this Agreement is not subject to preemptive or other similar rights; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus; the certificates for the Securities are in due and proper form; and the holders of the Securities will not be subject to personal liability by reason of being such holders.

                             (x)    This Agreement has been duly authorized,
executed and delivered by the Company.

                            (xi)    Neither the Company nor any of its
subsidiaries is in violation of its respective charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, loan agreement or note or in any material contract, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject; the consummation of the transactions contemplated herein and by the Pricing Agreement has been duly authorized by the Company by all necessary corporate action and the issuance, sale and delivery of the shares of Common Stock to be issued and sold by the Company and the execution, delivery and performance of this Agreement by the Company will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree.

                           (xii)    No labor dispute with the employees of the
Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any

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existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (xiii)    There is no action, suit or proceeding
before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, considered singly or in the aggregate, may result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which may materially and adversely affect the properties or assets thereof or which may materially or adversely affect the consummation of this Agreement or the Pricing Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                           (xiv)    The Company and its subsidiaries own or
possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "intellectual property") presently employed by them in connection with the business now operated by them, except where the failure to own or possess or have the ability to acquire any such intellectual property would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                            (xv)    No authorization, approval or consent of any
court or governmental authority or agency is necessary in

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connection with the sale of the Securities hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations, which qualification has been obtained, or state and foreign securities laws.

                           (xvi)    The Company and its subsidiaries possess
such material certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (xvii)    All United States federal income tax returns
of the Company and each of its subsidiaries required by law to be filed have been filed and all taxes shown by the said returns or otherwise assessed which are due and payable have been paid, except assessments against which appeals have been or will be promptly taken. The United States federal income tax returns of the Company and its subsidiaries on a consolidated basis through the fiscal year ended [January 28, 1995] have been filed and no assessment in connection therewith has been made against the Company, [and the United States federal income tax return for the fiscal year ended February 3, 1996 will be filed on or before October 15, 1996 (the date on which such return is required by law to be filed)] or pursuant to any extension or extensions that may be granted thereon. The Company and its subsidiaries have filed all other tax returns which are required to have been filed by them pursuant to applicable state, local or other law except (i) with respect to such taxes as are being contested in good faith and (ii) insofar as the failure to file such returns individually and in the aggregate would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company or its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the consolidated books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy which would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

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                         (xviii)    The Company and its subsidiaries maintain a
system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xix)    Except for such rights which have been
waived in writing, there are no holders of securities (debt or equity) of the Company or any of its subsidiaries, or holders of rights, options or warrants to obtain securities of the Company or any of its subsidiaries, who, by reason of the filing of the Registration Statement under the 1933 Act, have the right to request the Company or any of its subsidiaries to register under the 1933 Act securities held by them. The Company and its subsidiaries have complied in all material respects with all of the terms of any of their outstanding agreements relating to the rights of any holder of securities to have securities registered under the Registration Statement. Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of Common Stock or any security convertible into or exchangeable or exercisable for any shares of Common Stock.

                            (xx)    The Company and its subsidiaries have good
title to all properties owned by them, in each case free and clear of all liens, encumbrances and defects except (A) as do not materially interfere with the use made and proposed to be made of such properties, (B) as referred to in the Registration Statement (including the Notes to the Consolidated Financial Statements included therein) or (C) as could not reasonably be expected to materially and adversely affect the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise.

                           (xxi)    Except as disclosed in the Registration
Statement, the Company and its subsidiaries are in material compliance with all applicable existing federal, state and local laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), except, in each case, where such noncompliance, singly or in the aggregate, would not have a material and adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the

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Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                          (xxii)    There is no alleged liability, or to the
best knowledge and information of the Company, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company or its subsidiaries arising out of, based on or resulting from (A) the presence or release into the environment of any Hazardous Material at any location at which the Company or any of its subsidiaries has previously conducted or is currently conducting any business (whether or not owned by the Company or its subsidiaries) or has previously owned or currently owns any property, or (B) any violation or alleged violation of any Environmental Law, (X) which alleged or potential liability is required to be disclosed in the Registration Statement, other than as disclosed therein, or (Y) which alleged or potential liability, singly or in the aggregate, would have a material and adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise.

                         (xxiii)    The Company is not an "investment company"
within the meaning of the Investment Company Act of 1940, as amended.

                          (xxiv)    The Company and each of its subsidiaries
maintain reasonably adequate insurance with respect to their properties and business against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations.

                           (xxv)    The shares of Common Stock outstanding prior
to the Representation Date have been duly listed on the New York Stock Exchange ("NYSE") and the shares of Common Stock to be issued and sold by the Company pursuant to the Agreement have been duly authorized for listing on the NYSE, subject only to official notice of issuance.

                          (xxvi)    The Company has furnished the
Representatives letters from each of the executive officers and directors of the Company pursuant to which such persons have agreed during a period of 180 days from the date hereof that, without the prior written consent of McDonald, such persons will not sell, offer to sell, contract to sell, or otherwise dispose of, directly or indirectly,

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any shares of Common Stock, any other equity security of the Company, or any security convertible into or exchangeable or exercisable for shares of Common Stock, beneficially owned by such person or with respect to which such person has the power of disposition, other than as bona fide gifts.

                  (b) Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  SECTION 2. SALE AND DELIVERY TO UNDERWRITERS; CLOSING. (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price agreed upon by the Representatives and the Company as set forth in the Pricing Agreement, the number of shares of Common Stock set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement).

                             (i)    If the Company has elected not to rely upon
Rule 430A under the 1933 Act Regulations, the initial public offering price of the Securities and the purchase price of the Securities to be paid by the several Underwriters shall be agreed upon and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

                            (ii)    If the Company has elected to rely upon Rule
430A under the 1933 Act Regulations, the initial public offering price of the Securities and the purchase price of the Securities to be paid by the several Underwriters shall be determined by agreement among the Representatives and the Company and set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company and the Representatives.

                  (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to 187,500 shares of Common Stock at the price per share set forth in the Pricing Agreement. The option hereby granted will expire 30 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations or
(ii) the date of the Pricing Agreement, if the Company has elected to rely on Rule 430A under the 1933 Act

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Regulations, and may be exercised in whole or in part from time to time (but not more than twice) only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of payment (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full Business Days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the Representatives and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriters bears to the total number of Initial Securities (except as otherwise provided in the Pricing Agreement), subject in each case to such adjustments as the Representatives in its discretion shall make to eliminate any sales or purchases of fractional shares.

                  (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of McDonald & Company Securities, Inc., McDonald Investment Center, Cleveland, Ohio or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M. on the third business day (unless postponed in accordance with the provisions of Section 10) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A, the third business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Time"); provided, however, that if the Registration Statement becomes effective later than 4:30 p.m., Eastern Time, on any date, then, subject to the foregoing, the Closing Time shall be the fourth business day thereafter (or, if the Company has elected to rely upon Rule 430A, and the Pricing Agreement is not executed until after 4:30 p.m., Eastern Time, on any date, the fourth business day after execution of the Pricing Agreement). In addition, in the event that any or all of the Option Securities are to be purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of McDonald & Company Securities, Inc., or at such other place as shall be agreed upon by the Representatives and the Company on each Date of Delivery as specified in the notice from the Representatives to the Company. Payment shall be made to the Company by wire transfer of immediately available funds to the account designated by the Company, against delivery of the Securities to the Underwriters. The certificates representing

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Securities shall be in such denominations and registered in such names as the
Representatives may request in writing at least two business days before the Closing Time. It is understood that each Underwriter has authorized the Representatives, for their account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. The Representatives may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose check has not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder. The Securities will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to the Closing Time at such place as the Underwriters may designate in New York, New York.

                  SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Underwriter as follows:

                  (a) The Company will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment),
(ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the suspension of the qualification of the Securities for offering or sale, in any jurisdiction, or the threatening or initiation of any proceeding for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or any order preventing or suspending the use of any preliminary prospectus or suspending such qualification and, if any stop order or any order preventing or suspending the use of any preliminary prospectus or suspending such qualification is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which counsel for the Underwriters and counsel for the Company mutually agree shall not be filed or used.

                  (c) The Company will deliver to the Underwriters four signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and will also deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits).

                  (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

                  (e) If any event shall occur as a result of which counsel for the Company and counsel for the Underwriters mutually agree that it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to a purchaser or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will forthwith amend or supplement the Prospectus (in form and substance mutually satisfactory to counsel for the Underwriters and counsel for the Company and in compliance with the 1933 Act and the 1933 Act Regulations) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                  (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect, for a period of not less than one year from the effective date of the Registration Statement.

                  (g) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the

1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                  (h) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit the filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                  (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                  (j) The Company will effect the listing of the Common Stock issued in the Exchange Transaction on the NYSE.

                  (k) During a period of 120 days from the date hereof, the Company will not, without the prior written consent of McDonald, sell, offer to sell, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock, any other equity security of the Company or any security convertible into or exchangeable or exercisable for Common Stock (except for shares of Common Stock issued pursuant to this Agreement and the Pricing Agreement, the grant of options or the issuance of shares of Common Stock upon the exercise of outstanding options under the Company's existing stock option plans and the issuance of shares of Common Stock upon the exercise of outstanding warrants or upon the conversion of outstanding capital stock pursuant to the terms thereof).

                  (l) The Company will use all commercially reasonable efforts to do and perform all things required or necessary to be done and performed by it under this Agreement prior to the Closing Time and will satisfy all conditions precedent to the delivery of the Securities.

                  SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, during the period specified in Section 3(d) hereof (excluding any fees, costs or expenses of counsel to the Underwriters), (ii) the printing of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, which counsel fees shall not exceed $8,000, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and each amendment thereto, of the preliminary prospectuses, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of the Blue Sky Survey, (viii) the fees and expenses of the Company's transfer agent, (ix) the fee of the National Association of Securities Dealers, Inc. and (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE.

                  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses relating to the transactions contemplated hereby, including the reasonable fees and disbursements of counsel for the Underwriters.

                  SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by the Underwriters; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to McDonald of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

                  (b) At the Closing Time the Underwriters shall have received:

                             (i)    An opinion, dated the Closing Time, of
Jones, Day, Reavis & Pogue, counsel for the Company and its subsidiaries, substantially in the form set forth on Annex I attached hereto.

                            (ii)    An opinion, dated the Closing Time, from
Charles J. Ibold, Esq. and David J. Sherriff, Esq., substantially in the form set forth on Annex II attached hereto.

                           (iii)    An opinion, dated the Closing Time, from
Charles J. Ibold, Esq., General Counsel of Cole Gift Corporation and Things Remembered, Inc., substantially in the form set forth on Annex III attached hereto.

                            (iv)    An opinion, dated the Closing Time, from
David J. Sherriff, Esq., General Counsel of Cole Vision Corporation, substantially in the form set forth on Annex IV attached hereto.

                             (v)    An opinion, dated the Closing Time, of
Calfee, Halter & Griswold, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

                            (vi)    In giving their opinions required by
subsections (b)(i), (ii), (iii), (iv) and (v), respectively, of this section, Jones, Day, Reavis & Pogue, Charles J. Ibold, Esq., David J. Sherriff, Esq.
and Calfee, Halter & Griswold shall each additionally state that although such counsel has not undertaken to determine independently the accuracy, completeness and fairness of the statements contained in the Registration Statement or in the Prospectus and takes no responsibility therefor, such counsel has participated in discussions and meetings with officers and other representatives of the Company and discussions with the auditors for the Company in connection with the preparation of the Registration Statement and the Prospectus. Such counsel has not, however, undertaken to determine independently and, therefore, does not assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus. Nothing has come to such counsel's attention that has caused such counsel to believe that (A) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (B) the Prospectus, at the Closing Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case such counsel need not express any opinion or belief with respect to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

                  (c) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the Chairman and Chief Executive Officer of the Company and the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (A) there has been no such material adverse change, (B) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (C) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (D) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                  (d) At the time of the execution of this Agreement, the Underwriters shall have received from Arthur Andersen LLP, independent certified public accountants, a letter dated such date, in form and substance previously approved by the Representatives, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (e) At the Closing Time, the Underwriters shall have received from Arthur Andersen LLP, independent certified public accountants, a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

                  (f) At the Closing Time, the Representatives shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling counsel for the Underwriters to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (g) At the time of the execution of this Agreement, the Representatives shall have received from each of the executive officers and directors of the Company a letter in which each such person agrees during a period of 120 days from the date hereof, that such person will not, without the prior written consent of McDonald, sell, offer to sell, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock, any other equity security of the Company or any security convertible into or exchangeable or exercisable for shares of Common Stock, beneficially owned by such person or with respect to which such person has the power of disposition, other than as bona fide gifts.

                  (h) At the Closing Time, any of the shares of Common Stock that were not issued and outstanding prior to the Closing Time shall have been approved for listing on the NYSE, subject to official notice of issuance.

                  (i) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                             (i)    A certificate, dated such Date of Delivery,
of the Chairman and Chief Executive Officer of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

                            (ii)    An opinion, dated such Date of Delivery, of
Jones, Day, Reavis & Pogue, counsel for the Company and its Subsidiaries, substantially in the form set forth on Annex I attached hereto.

                           (iii)    An opinion, dated such Date of Delivery,
from Charles J. Ibold, Esq. and David J. Sherriff, Esq., substantially in the form set forth on Annex II attached hereto.

                            (iv)    An opinion, dated such Date of Delivery,
from Charles J. Ibold, Esq., General Counsel of Cole Gift Centers, Inc. and Things Remembered, Inc., substantially in the form set forth on Annex III attached hereto.

                             (v)    An opinion, dated such Date of Delivery,
from David J. Sherriff, Esq., General Counsel of Cole Vision Corporation, substantially in the form set forth on Annex IV attached hereto.

                            (vi)    An opinion, dated such Date of Delivery, of
Calfee, Halter & Griswold, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

                           (vii)    A letter from Arthur Andersen LLP, in form
and substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(h)(vii) shall be a date not more than five days prior to such Date of Delivery.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

                  SECTION 6. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, and each officer and director of each Underwriter and any such controlling person to the extent and in the manner set forth as follows:

                             (i)    against any and all loss, liability, claim,
damage, and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                            (ii)    against any and all loss, liability, claim,
damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation; or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (iii)    against any and all expense whatsoever, as
incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by a governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply (A) to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus and (B) with respect to the Prospectus or any preliminary prospectus to the extent that any loss, liability, claim, damage or expense results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (and any amendment or supplement thereto) in any case where such delivery is required by the 1933 Act if the Company previously furnished copies thereof to such Underwriter and the loss, liability, claim, damage or expense results from an untrue statement or omission of a material fact contained in the Prospectus or any preliminary prospectus which was corrected in the Prospectus (or any amendment or supplement thereto).

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses (which fees and expenses shall be reasonable) of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; PROVIDED, HOWEVER, that if an indemnified party shall have been advised in writing by counsel selected to represent the indemnified parties that an actual or potential conflict of interest exists between the position of that indemnified party and other indemnified parties, the indemnified party in question shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party, and the indemnifying parties shall be responsible for the reasonable fees and expenses of such separate counsel.

                  SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and one or more Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Company is responsible for the balance; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act, and each officer and director of any Underwriter and of any such control person, shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

                  SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

                  SECTION 9. TERMINATION OF THE AGREEMENT. (a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, or any new outbreak of hostilities or material escalation thereof or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or Ohio authorities.

                  (b) If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

                  SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time to purchase the Initial Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements with such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in the termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                  The Underwriters shall have the right to amend Schedule A hereto by making such substitutions or corrections as indicated in the Pricing Agreement.

                  SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunications. Notices to the Underwriters shall be directed in care of the Representatives at 2100 McDonald Investment Center, Cleveland, Ohio 44114, attention: Daniel F. Austin, Senior Managing Director, and notices to the Company shall be directed to it at 5915 Landerbrook Drive, Mayfield Heights, Ohio 44124, attention: Wayne L. Mosley, telecopy number (216) 461-3489; and

                  SECTION 12. PARTIES. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein and therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No Purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 13. GOVERNING LAWS AND TIME. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio without giving effect to principles of conflict of laws. Specified times of day refer to Cleveland Time. As used herein, the term "business day" means any day on which the New York Stock Exchange is open for business.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                               Very truly yours,

                                               COLE NATIONAL CORPORATION


                                               By:___________________________
                                                  Name:
                                                  Title:



CONFIRMED AND ACCEPTED
as of the date first above written:

McDONALD & COMPANY SECURITIES,INC.
SMITH BARNEY INC.

BY: McDONALD & COMPANY SECURITIES, INC.

By:___________________________
   Name:
   Title:

For themselves and as Representatives of the other Underwriters in Schedule A hereto.

                                   SCHEDULE A




                                                                                                  Number
                                                                                                 of Shares
Underwriters                                                                                  to be Purchased
- ------------                                                                                  ---------------

McDonald & Company Securities, Inc...............................................
Smith Barney Inc.................................................................













      Total......................................................................                1,250,000
                                                                                                 =========

                                                                       Exhibit A



                                1,250,000 Shares

                            COLE NATIONAL CORPORATION
                            (A Delaware corporation)

                              CLASS A COMMON STOCK
                           (Par Value $.001 Per Share)

                                PRICING AGREEMENT
                                -----------------

                                                                   June __, 1996

McDONALD & COMPANY SECURITIES, INC.
SMITH BARNEY INC.
    as Representatives of the Several Underwriters
c/o     McDonald & Company Securities, Inc.
        McDonald Investment Center
        Cleveland, Ohio 44114

Ladies and Gentlemen:

                  Reference is made to the Underwriting Agreement, dated June __, 1996 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto, for whom McDonald & Company Securities, Inc. and Smith Barney Inc. are acting as representative, of the above shares of the Class A Common Stock, par value $.001 per share, of Cole National Corporation (the "Company").

                  Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with the Underwriters as follows:

                  1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $_____.

                  2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $_____, being an amount equal to the initial public offering price set forth above less $____ per share.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

                                            Very truly yours,

                                            COLE NATIONAL CORPORATION

                                            By:___________________________

                                            Its:__________________________


CONFIRMED AND ACCEPTED as of the date first above written:

McDONALD & COMPANY SECURITIES, INC.
SMITH BARNEY INC.

BY McDONALD & COMPANY SECURITIES, INC.

By: _______________________________
    Name:
    Title:

For themselves and as Representatives of the other Underwriters in Schedule A to the Underwriting Agreement.

                                                                         Annex I



                               Form of Opinion of
                           Jones, Day, Reavis & Pogue
                           --------------------------


                    (i) Each of the Company and the direct and indirect subsidiaries of the Company (collectively, "Subsidiaries") (other than Bay Cities Optical Company and Western States Optical, Inc.) is duly incorporated, validly existing, and in good standing under the laws of the state of its respective incorporation, and each of the Company and the Subsidiaries has the corporate power and authority to own or lease its properties and to conduct its business as described in the Prospectus, and the Company has the corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement.

                   (ii) The authorized capital stock of the Company consists of:
(a) 24,000,000 shares of Class A Common Stock, $.001 par value per share ("Class A Common Stock"), of which _____________ shares are issued and outstanding; and
(b) 1,000,000 shares of Preferred Stock, without par value, none of which shares are issued and outstanding. Except as otherwise stated in the Prospectus, all of the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Securities to be issued and sold by the Company pursuant to the Underwriting Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company in the manner contemplated by the Underwriting Agreement, will be validly issued and fully paid and nonassessable. The issuance of the Securities to be issued and sold by the Company is not subject to preemptive or other similar statutory rights or contractual preemptive or other similar contractual rights pursuant to any contract or agreement filed as an exhibit to either the Registration Statement or any document incorporated therein by reference pursuant to Item 12 of Form S-3 under the 1933 Act and by which the Company is bound.

                  (iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as rights to indemnity and contribution thereunder may be limited under applicable securities laws.

                   (iv) All of the outstanding capital stock of each of the Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable and is owned, directly or indirectly, by the Company, and, to the best of our knowledge, is free and clear of any security interest, adverse claims, lien or encumbrance, and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any subsidiary.

                    (v) The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                   (vi) The execution and delivery by the Company of the Underwriting Agreement and the performance of its obligations thereunder will not (A) result in the violation of any Delaware corporate, Ohio or Federal statute or regulation, or any order or decree known to us of any court or governmental authority binding upon the Company or any of its subsidiaries or their property, (B) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or in creation of a lien under any of the provisions of the Company's or any of its subsidiaries' Certificates of Incorporation or Bylaws or any indenture, mortgage, deed of trust, loan agreement or other agreement filed as an exhibit to the Registration Statement and by which the Company is bound, or (C) result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries.

                  We have participated in the preparation of the Registration Statement and Prospectus. From time to time we have had discussions with officers, Directors and employees of the Company, Arthur Andersen LLP, the independent accountants who examined certain of the consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and Prospectus, and your representatives concerning the information contained in the Registration Statement and Prospectus and the proposed responses to various items in Form S-3. Based thereupon we are of the opinion that the Registration Statement and the Prospectus (except for the operating statistics, financial statements and the notes thereto, financial schedules, other financial, statistical and accounting data included therein and except for the information referred to under the caption "Experts" as having been included or incorporated by reference in the Registration Statement and Prospectus on the authority of Arthur Andersen LLP as experts, as to which we express no opinion) at the time the Registration Statement became effective under the Securities Act of 1933 complied as to form in all material respects with the Securities Act of 1933 and the rules and regulations thereunder.

                  We further are of the opinion that the statements contained in the Prospectus under the caption "Description of Capital Stock" and the sixth paragraph under the caption "Underwriting" and Item 15 in part II of the Registration Statement, insofar as they purport to summarize the provisions of the documents referred to therein, present fair summaries of such provisions.

                  We do not know of any litigation or any governmental proceedings or investigations, pending or threatened, required to be described in the Prospectus that are not described as required, or of any contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                  The Registration Statement has become effective under the Securities Act of 1933; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or threatened by the Commission.

                  We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness (except as set forth in the third preceding paragraph above) of the information contained in the Registration Statement and Prospectus or incorporated therein by reference. Based upon the participation and discussions described above, however, no facts have come to our attention that cause us to believe that the Registration Statement (except for the operating statistics, financial statements and the notes thereto, financial schedules, other financial, statistical and accounting data included or incorporated by reference therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and Prospectus on the authority of Arthur Andersen LLP, as experts, as to all of which we express no view), at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (with the foregoing exceptions), at such time or on the date hereof included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                        Annex II

                               Form of Opinion of
               Charles J. Ibold, Esq. and David J. Sherriff, Esq.

                           (i)      Each of the Company and Cole National Group,
Inc. (the "Subsidiary") is duly incorporated, validly existing, and in good standing under the laws of the state of its incorporation, with corporate power and authority to own or lease its properties and to conduct its business as described in the Prospectus. The Company has the corporate power and authority to execute, deliver and perform the obligations under the Underwriting Agreement. Each of the Company and the Subsidiary is duly qualified to do business and is in good standing in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the business, condition (financial or other), results of operations or properties of the Company and the direct and indirect subsidiaries of the Company taken as a whole.

                           (ii)     The Underwriting Agreement has been duly
authorized, executed and delivered by the Company.

                           (iii)    Neither the issuance and sale of the
Securities and the execution and delivery by the Company of the Underwriting Agreement nor its performance of its obligations thereunder will (A) result in the violation of any Ohio or Federal statute or regulation, or any order or decree known to me of any court or governmental authority binding upon the Company or the Subsidiary or their property or (B) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the creation of a lien under any of the provisions of the Company's or the Subsidiary's Certificate of Incorporation or Bylaws or any indenture, loan agreement, mortgage, deed of trust or other agreement filed as an exhibit to the Registration Statement and by which the Company or the Subsidiary is bound, or (C) result in the creation of any lien upon any of the properties or assets of the Company or the Subsidiary.

                           (iv)     Except as disclosed in the Registration
Statement and the Prospectus, there is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best of my knowledge, threatened against the Company or the Subsidiary, (A) in which an injunction or order has been entered preventing the issuance or sale of the Securities or the execution, delivery or performance by the Company of the Underwriting Agreement,
(B) that seeks to restrain, enjoin or prevent the issuance of the Securities, or the execution and delivery by the Company of the Underwriting Agreement or any of the other transactions contemplated thereby, or (C) questions the legality or validity of any such transaction or that seeks to recover damages or obtain other relief in connection with any such transaction.

                           (v)      Except for the order of the Commission
declaring the Registration Statement effective, and permits and similar authorizations required under the securities or Blue Sky laws of certain jurisdictions, and except for such consents that are required and have been received, no consent, approval, authorization or other order from, and no filing with or notice to, any Ohio or Federal regulatory body, administrative agency, or other Ohio or Federal governmental authority, and no filing with or notice to, to the best of my knowledge, any other person or entity, is required for the due authorization, execution, delivery and performance by the Company of the Underwriting Agreement.

                           (vi)     Neither the Company nor the Subsidiary is in
violation of its Certificate of Incorporation or Bylaws.

                  Except as set forth in the Prospectus, I am not aware of (A) the existence of any default (or any event the occurrence of which with notice or lapse of time, or both, would constitute a default) under any bond, indenture, mortgage, deed of trust, note, loan or credit agreement or other material agreement or instrument filed as an exhibit to either the Registration Statement or any document incorporated therein by reference pursuant to Item 12 of Form S-3 under the 1933 Act and to which the Company or the Subsidiary is a party or to which any of their property or assets is subject or (B) the issuance of any notice or pendency or threat of any investigation or review by any governmental entity with respect to (1) any alleged violation by the Company or the Subsidiary of any statute, law, ordinance, rule, regulation, judgment, decree or order of any governmental entity, agency or body, or (2) any alleged failure by the Company or the Subsidiary to have all permits, certificates, licenses, approvals and other authorizations required in connection with the operation of its business, which, with respect to clauses (A) and (B) herein would (individually or in the aggregate) (i) adversely affect the legality, validity or enforceability of the Underwriting Agreement or (ii) have a material adverse effect on the business, condition (financial or other), results of operations or properties of the Company and the direct and indirect subsidiaries of the Company taken as a whole.

                  I have participated in the preparation of the Registration Statement and Prospectus. From time to time I have had discussions with officers, Directors and employees of the Company, Arthur Andersen LLP, the independent accountants for the Company, and your representatives concerning the information contained in the Registration Statement and Prospectus and the proposed responses to various items in Form S-3. I have not, however, independently verified and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and Prospectus or incorporated therein by reference. Based upon the participation and discussions described above, however, no facts have come to my attention that cause me to believe that the Registration Statement (except for the operating statistics, financial statements and the notes thereto, financial schedules, other financial, statistical and accounting data included or incorporated by reference therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and Prospectus on the authority of Arthur Andersen LLP, as experts, as to all of which I express no view), at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (with the foregoing exceptions) as of its date or on the date hereof included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  There is no litigation or governmental proceedings or investigations, pending, or, to the best of my knowledge, threatened against the Company or the Subsidiary, required to be described in the Registration Statement and the Prospectus that are not described as required, or of any contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                                                                       Annex III

                               Form of Opinion of
                                Charles J. Ibold

                    (i) Each of Cole Gift Centers, Inc. ("Cole Gift") and Things Remembered, Inc. ("TRI"); (Cole Gift and TRI are collectively referred to as the "Company") and TRI's Subsidiary (defined as Cole Management Services, Inc.) is duly incorporated, validly existing, and in good standing under the laws of the state of its respective incorporation, with corporate power and authority to own or lease its properties and to conduct its business as described in the Prospectus. Each of the Company and TRI's Subsidiary is duly qualified to do business and is in good standing in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the business condition (financial or other), results of operations or properties of the Company and TRI's Subsidiary taken as a whole.

                   (ii) Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best of my knowledge, threatened against the Company or TRI's Subsidiary, (A) in which an injunction or order has been entered preventing the issuance of sale of the Securities, (B) that seeks to restrain, enjoin or prevent the issuance or the Securities or any of the transactions contemplated thereby, or (C) questions the legality or validity of any such transaction or that seeks to recover damages or obtain other relief in connection with any such transaction.

                  (iii) Neither Cole Gift, TRI nor TRI's Subsidiary is in violation of its Certificate or Incorporation or Bylaws.

                  Except as set forth in the Prospectus, I am not aware of (A) the existence of any default (or any event the occurrence of which with notice or lapse of time, or both, would constitute a default) under any bond, indenture, mortgage, deed of trust, note, loan or credit agreement or other material agreement or instrument filed as an exhibit to either the Registration Statement or any document incorporated therein by reference pursuant to Item 12 of Form S-3 under the 1933 Act and to which the Company or TRI's Subsidiary is a party or to which any of them or their property or assets is subject or (B) the issuance of any notice or pendency or threat of any investigation or review by any governmental entity with respect to (1) any alleged violation by the Company or TRI's Subsidiary of any statute, law, ordinance, rule, regulation, judgment decree or order of any governmental entity, agency or body, or (2) any alleged failure by the Company or TRI's Subsidiary to have all permits, certificates, licenses, approvals and other authorizations required in connection with the operation of its business, which, with respect to clauses
(A) and (B) herein would (individually or in the aggregate) have a material adverse effect on the business, condition (financial or other), results of operations or properties of the Company and TRI's Subsidiary taken as a whole.

                  I have reviewed and read the Registration Statement and Prospectus. I have not, however, independently verified and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and Prospectus or incorporated by reference therein. Based upon my review of the Registration Statement and Prospectus described above, however, no facts have come to my attention that cause me to believe that the Registration Statement (except for the operating statistics, financial statements and the notes thereto, financial schedules, other financial, statistical and accounting data included therein and except for the information referred to under the caption "Experts" as having been included or incorporated by reference in the Registration Statement and Prospectus on the authority of Arthur Andersen LLP, as experts, as to all of which I express no view), at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (with the foregoing exceptions) as of its date or on the date hereof included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  There is no litigation or governmental proceedings or investigations, pending, or, to the best of my knowledge, threatened against the Company or TRI's Subsidiary, required to be described in the Registration Statement and the Prospectus that are not described as required, or of any contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                                                                        Annex IV

                               Form of Opinion of
                                David J. Sherriff

                    (i) Each of Cole Vision Corporation (the "Company") and the Subsidiaries (defined as Western States Optical, Inc., Bay Cities Optical Company, Cole Vision Services, Inc., Cole Management Services, Inc. and Cole Lens Supply, Inc.) is duly incorporated, validly existing, and in good standing under the laws of the state of its respective incorporation, with corporate power and authority to own or lease its properties and to conduct its business as described in the Prospectus. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the business, condition (financial or other), results of operations or properties of the Company and the Subsidiaries taken as a whole.

                   (ii) Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best of my knowledge, threatened against the Company or any of the Subsidiaries, (A) in which an injunction or order has been entered preventing the issuance or sale of the Securities, (B) that seeks to restrain, enjoin or prevent the issuance of the Securities or any of the transactions contemplated thereby, or (C) questions the legality or validity of any such transaction or that seeks to recover damages or obtain other relief in connection with any such transaction.

                  (iii) Neither the Company nor any of the Subsidiaries is in violation of their respective Certificate of Incorporation or Bylaws.

                  Except as set forth in the Prospectus, I am not aware of (A) the existence of any default (or any event the occurrence of which with notice or lapse of time, or both, would constitute a default) under any bond, indenture, mortgage, deed of trust, note, loan or credit agreement or other material agreement or instrument filed as an exhibit to either the Registration Statement or any document incorporated therein by reference pursuant to Item 12 of Form S-3 under the 1933 Act and to which the Company or any of the Subsidiaries is a party or to which any of them or their property or assets is subject or (B) the issuance of any notice or pendency or threat of any investigation or review by any governmental entity with respect to (1) any alleged violation by the Company or any of the Subsidiaries of any statute, law, ordinance, rule, regulation, judgment decree or order of any governmental entity, agency or body, or (2) any alleged failure by the Company or any of the Subsidiaries to have all permits, certificates, licenses, approvals and other authorizations required in connection with the operation of its business, which, with respect to clauses (A) and (B) herein would (individually or in the aggregate) have a material adverse effect on the business, condition (financial or other), results of operations or properties of the Company and the Subsidiaries taken as a whole.

                  I have reviewed and read the Registration Statement and Prospectus. I have not, however, independently verified and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and Prospectus or incorporated therein by reference. Based upon my review of the Registration Statement and Prospectus described above, however, no facts have come to my attention that cause me to believe that the Registration Statement (except for the operating statistics, financial statements and the notes thereto, financial schedules, other financial, statistical and accounting data included or incorporated by reference therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and Prospectus on the authority of Arthur Andersen LLP, as experts, as to all of which I express no view), at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (with the foregoing exceptions) as of its date or on the date hereof included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  There is no litigation or governmental proceedings or investigations, pending, or, to the best of my knowledge, threatened against the Company or any of the Subsidiaries, required to be described in the Registration Statement and the Prospectus that are not described as required, or of and contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.


                                        2